EXHIBIT 16

LIMITED POWER OF ATTORNEY

I, James C. Baillie, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ James C. Baillie

James C. Baillie

Director

LIMITED POWER OF ATTORNEY

I, Angus A. MacNuaghton, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ Angus A. MacNuaghton

Angus A. MacNuaghton

Director

LIMITED POWER OF ATTORNEY

I, C. James Prieur, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ C. James Prieur

C. James Prieur

Director

LIMITED POWER OF ATTORNEY

I, Donald A. Stewart, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ Donald A. Stewart

Donald A. Stewart

Director

LIMITED POWER OF ATTORNEY

I, Peter R. O'Flinn, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  6th   day of    February     , 2002.

/s/ Peter R. O'Flinn

Peter R. O'Flinn

Director

LIMITED POWER OF ATTORNEY

I, James A. McNulty, III, a director of the Board and the President of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director and the president of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ James A. McNulty, III

James A. McNulty, III

Director

LIMITED POWER OF ATTORNEY

I, Frederick B. Whittmore, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  20th   day of    February     , 2002.

/s/ Frederick B. Whittmore

Frederick B. Whittmore

Director

LIMITED POWER OF ATTORNEY

I, William W. Stinson, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  8th   day of    February     , 2002.

/s/ William W. Stinson

William W. Stinson

Director

LIMITED POWER OF ATTORNEY

I, Donald B. Henderson, Jr., a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ Donald B. Henderson, Jr.

Donald B. Henderson, Jr.

Director

LIMITED POWER OF ATTORNEY

I, Fioravante G. Perrotta, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/Fioravante G. Perrotta

Fioravante G. Perrotta

Director

LIMITED POWER OF ATTORNEY

I, David D. Horn, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/David D. Horn

David D. Horn

Director

LIMITED POWER OF ATTORNEY

I, S. Caesar Raboy, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ S. Caesar Raboy

S. Caesar Raboy

Director

LIMITED POWER OF ATTORNEY

I, David K. Stevenson, a director of the Board of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    February     , 2002.

/s/ David K. Stevenson

David K. Stevenson

Director